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                                                                    EXHIBIT 10.1

                              FOURTH AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------


     This FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of February 28, 1997, is among NATIONAL AUTO CENTER, INC., a Texas corporation (the "Borrower"), CELLSTAR CORPORATION, a Delaware corporation (the "Parent"), each of the banks or other lending institutions which is or may from time to time become a signatory to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "Bank" and collectively, the "Banks"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), as agent for itself and the other Banks and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS:

     A. The Borrower, the Parent, the Banks and the Agent have entered into that certain Amended and Restated Loan Agreement dated as of July 20, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of February 29, 1996, as further amended by that certain Second Amendment to Amended and Restated Loan Agreement dated as of July 31, 1996, and as further amended by that certain Third Amendment to Amended and Restated Loan Agreement dated as of July 31, 1996 (the "Agreement").

     B. The Borrower, the Parent, the Agent and the Banks now desire to amend the Agreement to modify certain financial covenants and as otherwise provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

     Section 1.1.  Definitions.   Capitalized terms used in this Amendment, to
                   -----------
the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                  ARTICLE II
                                  ----------

                              Amendments; Consent
                              -------------------

     Section 2.1.  Amendment to Cash Flow Definitions.  Effective as of the date
                   ----------------------------------
hereof, the definitions of "Companies Cash Flow" and "Consolidated Cash Flow" set forth in Section 1.1 of the Agreement are hereby amended to read in their respective entireties as follows:

          "Companies Cash Flow" means, for any period, the sum of the following,
           -------------------
     calculated on a combined basis for the Companies, without duplication:

               (a) the amount of net income for such period (whether positive or negative) before interest expense, income taxes and extraordinary items, net of

               (b) all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other non-cash charges accrued but not
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          actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period; provided, however, that in calculating Companies Cash Flow, changes in the allowance for doubtful accounts shall not be treated as a non-cash item for purposes of such calculation.

          "Consolidated Cash Flow" means, for any period, the sum of the
           ----------------------
     following, calculated on a consolidated basis for the Parent and the Subsidiaries without duplication:

               (a) the amount of net income for such period (whether positive or negative) before interest expense, income taxes and extraordinary items, net of

               (b) all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and other non-cash charges accrued but not actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period; provided, however, that in calculating Consolidated Cash Flow for any four (4) fiscal quarter period, changes in the allowance for doubtful accounts shall not be treated as a non-cash item for purposes of such calculation for each fiscal quarter of the Parent ending on or after February 28, 1997.

     Section 2.2.  Amendment to Tangible Net Worth Covenant.  Effective as of
                   ----------------------------------------
the date hereof, Section 11.2 of the Agreement is hereby amended to read in its entirety as follows:

          Section 11.2  Tangible Net Worth.  The Borrower will at all times
                        ------------------
     maintain or cause to be maintained Tangible Net Worth in an amount not less than the sum of (a) Seventy Million Six Hundred Twenty-Eight Thousand Dollars ($70,628,000), plus (b) fifty percent (50%) of net income, after provision for income taxes, of the Companies (without any deduction for losses), for each fiscal quarter of the Companies ended through the date of determination beginning with the fiscal quarter ending February 28, 1997, plus (c) one hundred percent (100%) of the Net Proceeds received by any of the Companies from the issuance, sale or other disposition of any shares of capital stock or other equity securities of the Parent of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants, or options to subscribe for or purchase any such shares).

                                  ARTICLE III
                                  -----------

                             Conditions Precedent
                             --------------------

     Section 3.1.  Conditions.  The effectiveness of this Amendment is subject
                   ----------
to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties.  The representations and
              ------------------------------
     warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

          (b) No Default.  No Default shall have occurred and be continuing.
              ----------

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          (c) Corporate Matters.  All corporate proceedings taken in connection
              -----------------
     with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                                  ARTICLE IV
                                  ----------

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 4.1.  Ratifications.  The terms and provisions set forth in this
                   -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Parent agree that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 4.2.  Representations and Warranties.  Borrower and Parent each
                   ------------------------------
hereby represent and warrant to the Agent that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) no Default has occurred and is continuing.

                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

     Section 5.1.  Survival of Representations and Warranties.  All
                   ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

     Section 5.2.  Reference to Agreement.  Each of the Loan Documents,
                   ----------------------
including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 5.3.  Expenses of the Agent.  Each Company agrees to pay on demand
                   ---------------------
all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Agent's legal counsel.

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     Section 5.4.  Severability.  Any provision of this Amendment held by a
                   ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     SECTION 5.5.  APPLICABLE LAW.  NOTWITHSTANDING ANYTHING TO THE CONTRARY
                   --------------
CONTAINED IN THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 5.6.  Successors and Assigns.  This Amendment is binding upon and
                   ----------------------
shall inure to the benefit of the Borrower, the Parent, the Agent and the Banks and their respective successors and assigns, except neither the Borrower nor the Parent shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

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     Section 5.7.   Counterparts.  This Amendment may be executed in one or more
                    ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.8.   Headings.  The headings, captions, and arrangements used in
                    --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.9.   Release of Claims.  The Borrower and the Guarantors each
                    -----------------
hereby acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, Borrower and the Guarantors each hereby waives, and hereby release the Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     Section 5.10.  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                    ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                              BORROWER:
                              --------

                              NATIONAL AUTO CENTER, INC.



                              By: /s/ Mark Q. Huggins
                                 -----------------------------------------
                                 Name:  Mark Q. Huggins
                                      ------------------------------------
                                 Title: Senior V.P. Administration,
                                       -----------------------------------
                                        Chief Financial Officer & Treasurer

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                              PARENT:
                              ------

                              CELLSTAR CORPORATION



                              By: /s/ Mark Q. Huggins
                                 ------------------------------------
                                 Name: Mark Q. Huggins
                                      -------------------------------
                                 Title: Senior V.P. Administration,
                                       ------------------------------
                                        Chief Financial Officer & Treasurer

                              AGENT AND BANKS:
                              ---------------

                              TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION, as Agent and as a Bank



                              By: /s/ Allen King
                                 ------------------------------------
                                 Name: Allen King
                                      -------------------------------
                                 Title: Vice President
                                       ------------------------------

                              NATIONAL CITY BANK



                              By: /s/ Don R. Pullen
                                 ------------------------------------
                                 Name: Don R. Pullen
                                      -------------------------------
                                 Title: Vice President
                                       ------------------------------

                              NBD BANK



                              By: /s/ Larry E. Cooper
                                 ------------------------------------
                                 Name: Larry E. Cooper
                                      -------------------------------
                                 Title: First Vice President
                                       ------------------------------

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                              BANK OF SCOTLAND



                              By: /s/ Annie Chin Tat
                                 ------------------------------------
                                 Name: Annie Chin Tat
                                      -------------------------------
                                 Title: Assistant Vice President
                                       ------------------------------

                              BANQUE NATIONALE DE PARIS,
                              HOUSTON AGENCY



                              By: /s/ Henry F. Setina
                                 ------------------------------------
                                 Name: Henry F. Setina
                                      -------------------------------
                                 Title: Vice President
                                       ------------------------------


     Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

                              CELLSTAR, LTD.

                              By:   National Auto Center, Inc.,
                                    General Partner



                              By: /s/ Mark Q. Huggins
                                 ------------------------------------
                                 Name: Mark Q. Huggins
                                      -------------------------------
                                 Title: Senior V.P. Administration,
                                       ------------------------------
                                        Chief Financial Officer & Treasurer

                              CELLSTAR FULFILLMENT, LTD.

                              By:   CellStar Fulfillment, Inc.,
                                    General Partner




                              By:/s/ Mark Q. Huggins
                                 ------------------------------------
                                 Name: Mark Q. Huggins
                                      -------------------------------
                                 Title: Senior V.P. Administration,
                                       ------------------------------
                                       Chief Financial Officer & Treasurer

                              CELLSTAR FULFILLMENT, INC.



                              By: /s/ Mark Q. Huggins
                                 ------------------------------------
                                 Name: Mark Q. Huggins
                                      -------------------------------
                                 Title: Senior V.P. Administration,
                                       ------------------------------
                                       Chief Financial Officer & Treasurer

                              NAC HOLDINGS, INC.



                              By: /s/ Elaine Flud Rodriguez
                                 ------------------------------------
                                 Elaine Flud Rodriguez
                                 President

                              AUDIOMEX EXPORT CORPORATION



                              By: /s/ Mark Q. Huggins
                                 ------------------------------------
                                 Name: Mark Q. Huggins
                                      -------------------------------
                                 Title: Senior V.P. Administration,
                                       ------------------------------
                                       Chief Financial Officer & Treasurer

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

                              CELLSTAR INTERNATIONAL CORPORATION/
                              ASIA



                              By:/s/ Mark Q. Huggins
                                 ------------------------------------
                                 Name: Mark Q. Huggins
                                      -------------------------------
                                 Title: Senior V.P. Administration,
                                       ------------------------------
                                       Chief Financial Officer & Treasurer


                              CELLSTAR AIR SERVICES, INC.


                              By:/s/ Mark Q. Huggins
                                 ------------------------------------
                                 Name: Mark Q. Huggins
                                      -------------------------------
                                 Title: Senior V.P. Administration,
                                       ------------------------------
                                       Chief Financial Officer & Treasurer



                              A & S AIR SERVICES, INC.


                              By:/s/ Mark Q. Huggins
                                 ------------------------------------
                                 Name: Mark Q. Huggins
                                      -------------------------------
                                 Title: Senior V.P. Administration,
                                       ------------------------------
                                       Chief Financial Officer & Treasurer



                              CELLSTAR INTERNATIONAL
                              CORPORATION/SA


                              By:/s/ Mark Q. Huggins
                                 ------------------------------------
                                 Name: Mark Q. Huggins
                                      -------------------------------
                                 Title: Senior V.P. Administration,
                                       ------------------------------
                                       Chief Financial Officer & Treasurer



                              CELLSTAR WEST, INC.



                              By:/s/ Mark Q. Huggins
                                 ------------------------------------
                                 Name: Mark Q. Huggins
                                      -------------------------------
                                 Title: Senior V.P. Administration,
                                       ------------------------------
                                       Chief Financial Officer & Treasurer


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